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EXHIBIT 32.1

CERTIFICATION

        Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. § 1350), N. Anthony Coles, Chairman and Chief Executive Officer of Onyx Pharmaceuticals, Inc. (the "Company"), and Matthew K. Fust, Executive Vice President and Chief Financial Officer of the Company, each hereby certify that, to the best of his knowledge:

1.
The Company's Annual Report on Form 10-K for the period ended December 31, 2012, to which this Certification is attached as Exhibit 32.1 (the "Annual Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

2.
The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2013

/s/ N. Anthony Coles N. Anthony Coles Chairman and Chief Executive Officer (Principal Executive Officer)
/s/ Matthew K. Fust Matthew K. Fust Executive Vice President and Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Rule 13(a)-14(b) of the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. § 1350) has been provided to Onyx Pharmaceuticals, Inc. and will be retained by Onyx Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

"This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Onyx Pharmaceuticals, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing."

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  EXHIBIT 32.1